UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2017 (May 11, 2017)

TTM TECHNOLOGIES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-31285	91-1033443
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1665 Scenic Avenue, Suite 250, Costa Mesa, California 92626

(Address of Principal Executive Offices) (Zip Code)

(714) 327-3000

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 1, 2017, the Company filed a Form 8-K (the “March 1st, 8-K”) announcing, among other things, that Tom Tang, a member of the Board, submitted a notice of resignation to the Board pursuant to the terms of the Shareholders Agreement more fully described in the March 1st, 8-K. The Company advised that the Nominating and Corporate Governance Committee of the Board (the “Committee”) and the Board would consider Mr. Tang’s resignation at its next meeting. On May 11, 2017, at the recommendation of the Committee, the Board met and agreed not to accept Mr. Tang’s resignation and Mr. Tang agreed to rescind it. Mr. Tang will serve the remainder of his term as a member of the Board.

Item 5.07.	Submission of Matters to a Vote of Security Holders

On May 11, 2017, the Company held its 2017 Annual Meeting of Stockholders (“Annual Meeting”). Of the 101,736,566 shares of common stock outstanding on the record date, 91,356,581 shares were present at the Annual Meeting in person or by proxy, representing approximately 89.8% of the total outstanding shares eligible to vote. All proposed measures passed and the Class II Directors recommended by the Company were elected. The final results for each of the matters submitted to a vote of stockholders at the Annual Meeting are as follows:

Proposal 1 – Election of Directors

Name	Votes For	Votes Withheld	Broker Non-Votes
Kenton K. Alder	79,250,437	4,347,538	7,758,606
Julie S. England	82,777,090	820,885	7,758,606
Philip G. Franklin	81,838,191	1,759,784	7,758,606

Proposal 2 – Advisory Vote on Compensation of Named Executive Officers

Votes For:	82,662,096
Votes Against:	356,832
Abstain:	759,047
Broker Non-Votes	7,758,606

Proposal 3 – Advisory Vote on Frequency of Future Stockholder Advisory Votes on Compensation of Named Executive Officers

One Year:	71,045,656
Two Years:	34,616
Three Years:	11,955,820
Abstain:	561,883

Proposal 4 – Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For:	90,678,671
Votes Against:	146,125
Abstain:	531,785
Broker Non-Votes	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TTM TECHNOLOGIES, INC.

Date: May 17, 2017		/s/ Daniel J. Weber
	By:	Daniel J. Weber
Senior Vice President, General Counsel and Secretary